EXHIBIT 13.4

SECTION 1350 CERTIFICATION

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Legrand Holding SA (the “Company”) on Form 20-F for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jean-Luc Fourneau, Principal Accounting Officer of Legrand SA, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                1.             The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                2.             The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                Date: April 30, 2004

                /s/ Jean-Luc Fourneau

                Name: Jean-Luc Fourneau

                Title: Principal Officer of Legrand SA